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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A
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        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 1996

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                        Commission file number: 33-60032

                          Buckeye Cellulose Corporation
                  Incorporated pursuant to the Laws of Delaware

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       Internal Revenue Service -- Employer Identification No. 62-1518973

                     1001 Tillman Street, Memphis, TN 38112
                                  901-320-8100

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         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated September 16, 1996:

                  Item 7.

         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
         Buckeye Cellulose Corporation requested and received a waiver of the financial statement requirements under Rule 305 of Regulation S-X for a significant acquisition, in favor of the new rules that become effective
November 18, 1996. In compliance with the new rules for significant acquisitions, Alpha Cellulose Holdings, Inc. does not meet the significance tests under Rule 1-02 and therefore financial statements are not required.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BUCKEYE CELLULOSE CORPORATION



By:            /s/ DAVID H. WHITCOMB
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   David H. Whitcomb, Vice President and Comptroller
   Date: November 12, 1996